UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 7, 2008

Arena Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware

000-31161

23-2908305

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

6166 Nancy Ridge Drive, San Diego, California 92121

(Address of principal executive offices)    (Zip Code)

858.453.7200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, “Arena Pharmaceuticals,” “Arena,” “we,” “us” and “our” refer to Arena Pharmaceuticals, Inc. and its wholly owned subsidiaries, unless the context otherwise provides.

Item 8.01 Other Events.

On January 7, 2008, we announced that initial clinical study results for APD668, an oral drug candidate discovered by us and being investigated for the treatment of type 2 diabetes under a partnership with Ortho-McNeil Pharmaceutical, Inc., suggest that Glucose-Dependent Insulinotropic Receptors, or GDIRs, may improve glucose control in patients with type 2 diabetes.

Ortho-McNeil’s initial clinical studies evaluated healthy volunteers and patients with type 2 diabetes in randomized, double-blind, placebo-controlled trials evaluating the safety, tolerability, pharmacokinetics and pharmacodynamics of single and multiple (14 day) escalating doses of APD668. Based on the data from those studies, Ortho-McNeil has decided to put APD668 on hold and has advanced a potentially more potent Arena discovered GDIR agonist into preclinical development.

Forward-Looking Statements

Certain statements in this Form 8-K are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements about the potential of GDIRs and APD668 or other GDIR agonists, including the potential to improve glucose control, and the further development of GDIR agonists. Actual events or results may differ materially from our expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, our planned clinical trials and studies may not proceed at the time or in the manner we expect or at all, the results of preclinical studies or clinical trials may not be predictive of future results, our ability to partner lorcaserin, APD125, APD791 or other of our compounds or programs, the timing, success and cost of our research, out-licensing endeavors and clinical trials, our ability to obtain additional financing, our ability to obtain and defend our patents, and the timing and receipt of payments and fees, if any, from our collaborators. Additional factors that could cause actual results to differ materially from those stated or implied by our forward-looking statements are disclosed in our filings with the Securities and Exchange Commission. These forward-looking statements represent our judgment as of the time of the filing of this Form 8-K. We disclaim any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2008	Arena Pharmaceuticals, Inc.

	By:	/s/ Steven W. Spector
Steven W. Spector
Senior Vice President, General Counsel and
Secretary